EXHIBIT 10(S)
                                  MORTGAGE NOTE

                                                              New York, New York
      $24,200,000                                           As of June 1, 2000


      FOR VALUE RECEIVED, COLUMBIA WESTMONT ASSOCIATES, L.P., a New York limited partnership, having an address c/o Michaels Development Company, 1 East Stow Road, PO Box 994, Marlton, NJ 08053-0994 (hereinafter called "Maker"), promises to pay to the order of NEW YORK CITY HOUSING DEVELOPMENT CORPORATION, a corporate governmental agency constituting a public benefit corporation, having an office at 110 William Street, New York, New York 10038, or its successors or assigns (hereinafter called "Payee"), at said office, or at such place as may be designated from time to time in writing by Payee, the principal sum of $24,200,000 in lawful money of the United States of America (the "Note Amount"), or so much thereof as may be advanced pursuant to the Financing Agreement (as hereinafter defined), with interest thereon calculated in the manner hereinafter set forth, as follows:

            (i) Payments in reduction of the Principal Balance and payments of interest on the Principal Balance, calculated at the Interest Rate, shall be payable on each and every date on which principal and interest are payable on the Bonds;

            (ii) The Interest Rate shall in no event exceed the maximum rate of interest (if any) set forth in the Resolution; and

            (iii) The entire Principal Balance, together with all interest accrued and unpaid thereon, calculated in the manner hereinafter set forth, and all other sums due under this Note shall be due and payable on the Maturity Date, unless the same shall be accelerated, reamortized or deferred by Payee in accordance with the provisions of the Resolution, the Reimbursement Agreement or the Other Security Documents.

1. The following terms as used in this Note shall have the following meanings:

            (i) The term "Assignment" shall mean that certain Assignment and Intercreditor Agreement dated as of the date hereof among Payee, Freddie Mac, Trustee and Maker, as the same may be hereafter amended, modified, supplemented or replaced from time to time.

            (ii) The term "Bonds" shall mean collectively the Multi-Family Rental Housing Revenue Bonds (Westmont Apartments), 2000 Series A issued pursuant to the Resolution, together with any additional bonds issued under the Resolution.

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            (iii) The term "Debt" shall mean all principal, interest, additional interest and other sums of any nature whatsoever which may or shall become due to Payee in accordance with the provisions of this Note, the Mortgage, the Financing Agreement or the Other Security Documents.

            (iv) The term "Financing Agreement" shall mean a certain Financing Agreement dated as of June 7, 2000 between Payee and Maker, as the same may be hereafter amended, modified, supplemented or replaced from time to time.

            (v) The term "Freddie Mac" shall mean Federal Home Loan Mortgage Corporation, as the Initial Credit Facility Provider under the Resolution.

            (vi) The term "Interest Payment Date" shall have the meaning given to such term in the Resolution.

            (vii) The term "Interest Rate" shall mean the rate of interest payable on the Bonds pursuant to the terms of the Resolution and as set forth in the Bonds.

            (viii) The term "Loan" shall mean the loan in the principal sum of the Note Amount to be made by Payee to Maker in accordance with the provisions of the Financing Agreement, which loan shall be evidenced by this Note and secured by the Mortgage and the Other Security Documents.

            (ix) The term "Maturity Date" shall mean July 1, 2030.

            (x) The term "Mortgage" shall mean a certain Multifamily Mortgage, Assignment of Rents and Security Agreement dated the date hereof in the principal sum of the Note Amount given by Maker to Payee, encumbering the fee estate of Maker in certain premises as more particularly described in the Mortgage, and intended to be duly recorded in the Office of the City Register, New York County, as the same may hereafter be amended, modified, supplemented, severed, assigned, substituted or restated from time to time.

            (xi) The term "Other Security Documents" shall mean all and any of the documents other than this Note, the Mortgage or the Financing Agreement, now or hereafter executed by Maker or others, and by or in favor of Payee or Freddie Mac, which wholly or partially secure or guarantee payment of this Note, or which otherwise pertain to the Loan.

            (xii) The term "Principal Balance" shall mean the outstanding principal balance of this Note from time to time.

            (xiii) The term "Reimbursement Agreement" shall mean a certain Reimbursement and Security Agreement dated as of June 1, 2000 between Maker and


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      Freddie Mac, as the same may be hereafter amended, modified, supplemented or replaced from time to time.

            (xiv) The term "Resolution" shall mean that certain Multi-Family Rental Housing Revenue Bonds (Westmont Apartments) Bond Resolution adopted May 16, 2000 by Payee, as amended or supplemented from time to time.

            (xv) The term "Trustee" shall mean United States Trust Company of New York or any successor or substitute bond trustee appointed in compliance with the Resolution.

      2. This Note evidences the loan by Payee to Maker in the aggregate principal amount of $24,200,000 made with the proceeds of the Bonds.

      3. Notwithstanding any other provision contained herein or in the Financing Agreement, the Resolution or the Bonds, Maker agrees to pay, on or before each Interest Payment Date for the Bonds, or any other date on which any payment of principal or interest is required to be made pursuant to the Resolution, in immediately available funds, a sum sufficient to enable Trustee to pay the amounts of principal, interest and premium, if any, on the Bonds payable on such date (whether at maturity, upon redemption or acceleration, or otherwise), as provided in the Resolution.

      4. Trustee has been designated to serve in the capacity of bond trustee under the Resolution, pursuant to which Payee resolved to issue and sell the Bonds. Freddie Mac has agreed to issue its credit enhancement agreement to provide for the timely payment of principal and interest on the Loan and the Purchase Price of the Bonds. This Note has been assigned to Freddie Mac and Trustee, as their interests may appear, pursuant to the Assignment, which has been made to secure payment of (1) principal, interest and premium, if any, on the Bonds and (2) the obligations of Maker to Freddie Mac pursuant to the Reimbursement Agreement. Pursuant to the Assignment, all payments hereunder shall be made directly to Freddie Mac or its servicer, so long as the interest of Freddie Mac under the Assignment continues, and, thereafter, directly to a successor servicer (if any).

      5. Maker shall have the right to prepay the Principal Balance in whole, or in part, as provided in the Financing Agreement.

      6. It is hereby expressly agreed that the entire Debt shall become immediately due and payable at the option of Payee on the happening of any Event of Default (as defined in the Mortgage or any of the Other Security Documents) or event by which, under the terms of this Note, the Mortgage, the Financing Agreement, the Reimbursement Agreement or the Other Security Documents, the Debt may or shall become due and payable, and that all of the terms, covenants and provisions contained in the Mortgage, the Financing Agreement, the Reimbursement Agreement and the Other Security Documents are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein.


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      7. If any installment of principal, interest, additional interest or other sum payable under this Note or the Mortgage is not paid within five (5) Business Days (as defined in the Resolution) after the date on which it is due, Maker shall pay to Payee upon demand an amount equal to 4% of such unpaid installment, as a late payment charge.

      8. In addition to any late payment charge which may be due under this Note, if the entire Debt is declared by Payee immediately due and payable pursuant to the provisions of this Note, the Mortgage, the Financing Agreement or the Other Security Documents, or if the Debt is not paid in full on the Maturity Date, Maker shall thereafter pay interest on the Principal Balance from the date of such declaration or the Maturity Date, as the case may be, until the date the Principal Balance is paid in full at the rate per annum equal to the Default Rate (as defined in the Reimbursement Agreement).

      9. Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. If any payment under this
Note is not made when due, Maker agrees to pay all costs of collection when incurred, including reasonable attorneys' fees (which costs shall be added to the amount due under this Note and shall be receivable therewith). Maker agrees to perform and comply with each of the terms, covenants and provisions contained in this Note, the Mortgage, the Financing Agreement, the Reimbursement Agreement and the Other Security Documents on the part of Maker to be observed or performed. No release of any security for the payment of this Note or extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Mortgage, the Financing Agreement, the Reimbursement Agreement or the Other Security Documents made by agreement between Payee and any other person or party shall release, discharge, modify, change or affect the liability of Maker under this Note, the Mortgage, the Financing Agreement, the Reimbursement Agreement or the Other Security Documents.

      10. This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the Principal Balance at a rate which could subject Payee to either civil or criminal liability as a result of being in excess of the maximum rate which Maker is permitted by law to contract or agree to pay. If by the terms of this Note Maker is at any time required or obligated to pay interest on the Principal Balance at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied as follows:
(i) to the extent that optional prepayments of all or part of the Bonds are permitted pursuant to Article IX of the Financing Agreement, such excess payments shall be applied in reduction of the Principal Balance and (ii) to the extent that optional prepayments are not permitted pursuant to Article IX of the Financing Agreement, such excess payments shall be held by Payee until optional prepayments are permitted and shall, at such time, be deemed to have been payments in reduction of the Principal Balance.

      11. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.


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      12. This Note is secured by the Mortgage and the Other Security Documents.

      13. This Note is and shall be deemed entered into in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, and no defense given or allowed by the laws of any state or country shall be interposed in any action or proceeding hereon unless such defense is either given or allowed by the laws of the State of New York. Maker acknowledges and agrees that this Note is intended to be, and is, an instrument for the payment of money only, as such phrase is used in ss.3213 of the Civil Practice Law and Rules of the State of New York, and Maker has been fully advised by its counsel of Payee's rights and remedies pursuant to said ss.3213.

      14. This Note may only be modified, amended, changed or terminated by an agreement in writing signed by Payee and Maker. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by Payee and if so given by Payee shall only be effective in the specific instance in which given.

      15. Maker acknowledges that this Note and Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Loan. Maker absolutely, unconditionally and irrevocably waives any and all right to assert any defense (other than payment in full of the Debt), setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the obligations of Maker under this Note or the obligations of any other person or party relating to this Note or the obligations of Maker hereunder or otherwise with respect to the Loan in any action or proceeding brought by Payee to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by the Mortgage and the Other Security Documents; provided, however, that the foregoing shall not be deemed a waiver of Maker's right to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York, if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Maker's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Payee in any separate action or proceeding. Maker acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Note or with respect to the obligations of Maker under this Note, except those specifically set forth in this Note.

      16. No delay on the part of Payee in exercising any right or remedy under this Note, the Mortgage, the Financing Agreement, the Reimbursement Agreement or the Other Security Documents or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Maker shall be deemed to be a waiver of the obligation of Maker or of the right of Payee to take further action without further


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

notice or demand as provided in this Note, the Mortgage, the Financing Agreement and the Other Security Documents.

      17. Maker agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Note and, in furtherance of such agreement, Maker hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Maker in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon Maker by registered or certified mail to or by personal service at the last known address of Maker, whether such address be within or without the jurisdiction of any such court.

      18. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute and deliver this Note and that the debt hereunder constitutes a valid and binding obligation of Maker.

      19. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND PAYEE BY ITS ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE LOAN, THIS NOTE, THE MORTGAGE, THE FINANCING AGREEMENT OR THE OTHER SECURITY DOCUMENTS.

      20. Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee" and "Maker" shall include their respective successors and assigns, provided, however, that Maker shall in no event or under any circumstance have the right without obtaining the prior written consent of Payee to assign or transfer its obligations under this Note, the Mortgage, the Financing Agreement or the Other Security Documents, in whole or in part, to any other person, party or entity.

      21. The exculpation provisions set forth in Section 4.5 of the Financing Agreement are hereby incorporated in this Note by reference all with the same force and effect as if set forth at length in this Note.


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

      IN WITNESS WHEREOF, Maker has duly executed this Note the day and year first above written.

                                       COLUMBIA WESTMONT ASSOCIATES, L.P., a
                                       New York limited partnership


                                       By:  MJL  Westmont,   L.L.C.,  managing
                                       general partner


                                            By:  /s/ Michael J. Levitt
                                                 -------------------------------
                                                 Name: Michael J. Levitt
                                                       Title:  Managing Member

                      [Signature page to Issuer Mortgage Note]

      Pay without recourse to the order of Federal Home Loan Mortgage Corporation, and to the order of United States Trust Company of New York, in its capacity as Trustee under the Resolution, as their interests may appear.

                                     NEW YORK CITY HOUSING
                                     DEVELOPMENT CORPORATION, a
                                     corporate governmental agency constituting a public benefit corporation


                                     By:  /s/ Mathew H. Summy
                                          ----------------------------------
                                          Mathew H. Summy
                                          Senior Vice President